Exhibit 99.3

THE JOINT CORP. AND SUBSIDIARY AND AFFILIATES

UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS

On July 17, 2019, The Joint Corp. (the “Company”) completed the purchase of three franchisee clinics from its stockholders (the “acquisition”), which consisted of: TJ of Savannah – Twelve Oaks, LLC, a Georgia limited liability company (“TJS”), TJ of Pooler, LLC, a Georgia limited liability company (“TJP”), and TJ of Bluffton, LLC, a South Carolina limited liability company (“TJB”) (TJS, TJP and TJB are referred to herein collectively, as the “Meglin Clinics”). The purchase price of $1,650,000 consisted of $1,500,000 paid in cash and a $150,000 note issued to the seller pursuant to the terms and conditions set forth in the Share Purchase Agreement. The Share Purchase Agreement was filed with the Securities and Exchange Commission (the “SEC”) as an exhibit to the Company’s Current Report on Form 8-K filed on July 23, 2019.

Included herein are the unaudited pro forma condensed combined financial statements, which are not necessarily indicative of what the Company’s financial position or results of operations would have been had the Company completed the acquisition at the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the Company after the acquisition. The pro forma information is based on the assumptions, adjustments and eliminations described in the accompanying notes to the unaudited pro forma condensed combined financial statements, which form an integral part of the statements.

The following unaudited pro forma condensed combined financial statements combine the historical consolidated financial statements of the Company and the historical financial statements of the Meglin clinics adjusted to give effect to the impact of the acquisition and related financing transactions. The unaudited pro forma condensed combined balance sheet presents the combined financial position giving effect to the acquisition and related financing transactions as if they had occurred on June 30, 2019. Because the Company acquired only certain assets from the Meglin Clinics, the Company have presented the acquisition of such assets in the pro forma adjustments column. The assets acquired were the assets that derived all of Meglin Clinics’ revenue, and therefore, the Company has included a separate column for the combined statements of operations pro forma presentation. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2019 and for the year ended December 31, 2018 present the combined results of operations as if the acquisition had occurred on January 1, 2018. These unaudited pro forma condensed combined financial statements have been prepared in accordance with Regulation S-X Article 11.

These unaudited pro forma condensed combined financial statements should be read in connection with:

•	Separate historical financial statements of the Company as of and for the year ended December 31, 2018, which are incorporated by reference to its Annual Report on Form 10-K; and
•	Separate historical financial statements of the Company as of and for the six months ended June 30, 2019, which are incorporated by reference to its Quarterly Report on Form 10-Q for the six months ended June 30, 2019.

THE JOINT CORP. AND SUBSIDIARY AND AFFILIATES

UNAUDITED PRO FORMA

CONDENSED COMBINED BALANCE SHEET

As of June 30, 2019

	The Joint Corp.	Pro Forma Adjustments		Pro Forma Condensed Combined
ASSETS
Current assets:
Cash and cash equivalents	$9,485,212	$(1,500,000)	(a)	$7,985,212
Restricted cash	129,220	-		129,220
Accounts receivable, net	1,033,479	-		1,033,479
Income taxes receivable	-	-		-
Notes receivable - current portion	163,573	-		163,573
Deferred franchise costs - current portion	710,796	(4,590)	(g)	706,206
Prepaid expenses and other current assets	887,676	-		887,676
Total current assets	12,409,956	(1,504,590)		10,905,366
Property and equipment, net	4,963,037	48,418	(b)	5,011,455
Operating lease right-of-use asset	10,030,737	511,257	(h)	10,615,386
Notes receivable, net of current portion	41,683	-		41,683
Deferred franchise costs, net of current portion	3,485,644	(10,429)	(g)	3,475,215
Intangible assets, net	1,975,835	1,072,000	(c)	3,047,835
Goodwill	3,225,145	483,862	(d)	3,635,615
Deposits and other assets	337,379	-		337,379
Total assets	$36,469,416	$600,518		$37,069,934

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,199,341	$-		$1,199,341
Accrued expenses	178,949	-		178,949
Co-op funds liability	129,220	-		129,220
Payroll liabilities	1,602,916	-		1,602,916
Notes payable - current portion	1,000,000	150,000	(a)	1,150,000
Operating lease liability - current portion	1,827,233	86,815	(h)	1,914,048
Finance lease liability - current portion	23,075	-		23,075
Deferred franchise revenue - current portion	2,697,669	(8,700)	(f)	2,688,969
Deferred revenue from company clinics	2,677,782	53,928	(e)	2,731,710
Other current liabilities	540,279	-		540,279
Total current liabilities	11,876,464	282,043		12,158,507
Operating lease liability - net of current portion	9,049,948	338,243	(h)	9,388,191
Finance lease liability - net of current portion	46,826	-		46,826
Deferred franchise revenue, net of current portion	12,652,780	(19,768)	(f)	12,633,012
Deferred tax liability	83,294	-		83,294
Other liabilities	27,230	-		27,230
Total liabilities	33,736,542	600,518		34,337,060
Commitments and contingencies
Stockholders' equity:
Series A preferred stock, $0.001 par value; 50,000 shares authorized, 0 issued and outstanding, as of December 31, 2018 and 2017	-	-		-
Common stock	13,838	-		13,838
Additional paid-in capital	38,779,538	-		38,779,538
Treasury stock	(90,856)	-		(90,856)
Accumulated deficit	(35,969,746)	-		(35,969,746)
Total The Joint Corp. stockholders' equity	2,732,774	-		2,732,774
Non-controlling Interest	100	-		100
Total equity	2,732,874	-		2,732,874
Total liabilities and stockholders' equity	$36,469,416	$600,518		$37,069,934

THE JOINT CORP. AND SUBSIDIARY AND AFFILIATES

UNAUDITED PRO FORMA

CONDENSED COMBINED STATEMENTS OF OPERATIONS

Year Ended December 31, 2018

	The Joint Corp. (as adjusted)	Meglin Clinics	Pro Forma Adjustments		Pro Forma Adjustments		Pro Forma Adjustments		Pro Forma Condensed Combined
Revenues:
Revenues from company-owned or managed clinics	$19,545,276	$1,477,588	$-		$-		$-		$21,022,864
Royalty fees	10,141,036	-	(135,412)	(i)	-		-		10,005,624
Franchise fees	1,688,039	-	43,983	(f)	(8,700	)(j)	-		1,723,322
Advertising fund revenue	2,862,244	-	-		-		-		2,862,244
Software fees	1,290,135	-	(9,900)	(k)	-		-		1,280,235
Regional developer fees	599,370	-	-		-		-		599,370
Other revenues	535,560	-	-		-		-		535,560
Total revenues	36,661,660	1,477,588	(101,329)		(8,700)		-		38,029,219
Cost of revenues:
Franchise cost of revenues	3,956,530	-	18,615	(g)	-		-		3,975,145
IT cost of revenues	353,719	-	-		-		-		353,719
Total cost of revenues	4,310,249	-	18,615		-		-		4,328,864
Selling and marketing expenses	4,819,555	71,792	-		-		-		4,891,347
Depreciation and amortization	1,556,240	44,048	368,833	(c)	(8,700	)(j)	-		1,960,421
General and administrative expenses	25,238,121	1,203,933	43,983	(f)	(135,412	)(i)	(9,900	)(k)	26,340,725
Total selling, general and administrative expenses	31,613,916	1,319,773	412,816		(144,112)		(9,900)		33,192,493
Net (gain) loss on disposition or impairment	593,960	-	-		-		-		593,960
Income (loss) from operations	143,535	157,815	(532,760)		135,412		9,900		(86,098)

Other income (expense):
Bargain purchase gain	13,198	-	-		-		-		13,198
Other income (expense), net	(47,765)	(1,391)	-		-		-		(49,156)
Total other income (expense)	(34,567)	(1,391)	-		-		-		(35,958)

Income (loss) before income tax expense	108,968	156,424	(532,760)		135,412		9,900		(122,056)

Income tax benefit	37,728	-	-	(l)	-		-		37,728

Net income (loss) and comprehensive income (loss)	$146,696	$156,424	$(532,760)		$135,412		$9,900		$(84,328)

Earnings (loss) per share:

Basic earnings (loss) per share	$0.01								$(0.01)
Diluted earnings (loss) per share	$0.01								$(0.01)

Basic weighted average shares	13,669,107								13,669,107
Diluted weighted average shares	14,031,717								14,031,717

THE JOINT CORP. AND SUBSIDIARY AND AFFILIATES

UNAUDITED PRO FORMA

CONDENSED COMBINED STATEMENTS OF OPERATIONS

Six Months Ended June 30, 2019

	The Joint Corp.	Meglin Clinics	Pro Forma Adjustments		Pro Forma Adjustments		Pro Forma Condensed Combined
Revenues:
Revenues from company-owned or managed clinics	$11,416,365	$822,725	$-		$-		$12,239,090
Royalty fees	6,290,346	-	(74,467)	(i)	-		6,215,879
Franchise fees	864,339	-	(4,350)	(j)	-		859,989
Advertising fund revenue	1,819,367	-	-		-		1,819,367
Software fees	742,361	-	(4,950)	(k)	-		737,411
Regional developer fees	384,381	-	-		-		384,381
Other revenues	332,197	-	-		-		332,197
Total revenues	21,849,356	822,725	(83,767)		-		22,588,314
Cost of revenues:
Franchise cost of revenues	2,315,431	-	(2,295)	(g)	-		2,313,136
IT cost of revenues	189,659	-	-		-		189,659
Total cost of revenues	2,505,090	-	(2,295)		-		2,502,795
Selling and marketing expenses	3,275,356	42,026	-		-		3,317,382
Depreciation and amortization	770,143	21,052	184,417	(c)	(4,350	)(j)	971,262
General and administrative expenses	13,780,566	657,628	(74,467)	(i)	(4,950	)(k)	14,358,777
Total selling, general and administrative expenses	17,826,065	720,706	109,950		(9,300)		18,647,421
Net (gain) loss on disposition or impairment	86,927	-	-		-		86,927
Income (loss) from operations	1,431,274	102,019	(191,422)		9,300		1,351,171

Other income (expense):
Bargain purchase gain	19,298	-	-		-		19,298
Other income (expense), net	(26,771)	37,979	-		-		11,208
Total other income (expense)	(7,473)	37,979	-		-		30,506

Income (loss) before income tax expense	1,423,801	139,998	(191,422)		9,300		1,381,677

Income tax expense	(8,896)	-	-	(l)	-		(8,896)

Net income (loss) and comprehensive income (loss)	$1,414,905	$139,998	$(191,422)		$9,300		$1,372,781

Earnings per share:

Basic earnings per share	$0.10						$0.10
Diluted earnings per share	$0.10						$0.10

Basic weighted average shares	13,774,474						13,774,474
Diluted weighted average shares	14,390,320						14,390,320

THE JOINT CORP. AND SUBSIDIARY AND AFFILIATES

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1: Background and Basis of Presentation

On July 17, 2019, the Company completed the purchase of the Meglin Clinics for $1,650,000, which consisted of $1,500,000 paid in cash (less $13,450 of deferred revenue) and a $150,000 note issued to the seller.

The historical condensed financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events that are i) directly attributable to the acquisition and related financing transactions, ii) factually supportable and iii) with respect to the unaudited pro forma condensed combined statements of operations, expected to have a continuing impact on the combined results following the acquisition.

The unaudited pro forma condensed combined financial statements are not necessarily indicative of what the Company’s financial position or results of operations would have been had the Company completed the acquisition and related financing transactions at the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the Company after the acquisition. The pro forma information is based on the assumptions, adjustments and eliminations described in the accompanying notes to the unaudited pro forma condensed combined financial statements. The pro forma adjustments are preliminary and are subject to change as more information becomes available and after final analysis of fair values of tangible and intangible assets acquired and liabilities assumed are complete. A final determination of the fair value for certain assets and liabilities will be completed as soon as the information necessary to complete the analysis is obtained, but no later than one year from the acquisition date. Differences between all preliminary estimates included herein and the final acquisition accounting may occur and these differences could be material.

Note 2: Estimate of Assets Acquired

The acquisition will be accounted for using the acquisition method of accounting in accordance with Accounting Standards Codification 805 - Business Combinations (“ASC 805”), which requires, among other things, that the assets acquired and liabilities assumed be recognized at their acquisition date fair values, with any excess of the consideration transferred over the estimated fair values of the identifiable net assets acquired recorded to goodwill.

The total purchase price for the transaction to acquire the Meglin clinics was $1,650,00, less $13,450 of deferred revenue resulting in total purchase consideration of $1,636,550. Total The purchase price consideration was allocated to assets as follows:

Property and equipment	$48,418
Intangible assets	1,072,000
Operating lease right-of-use asset	511,257
Operating lease liability - current portion	(86,815)
Operating lease liability - net of current portion	(338,244)
Deferred revenue	(53,928)
Total net assets acquired	1,152,688
Goodwill	483,862
Net purchase price	$1,636,550

The pro forma purchase price allocation is subject to further adjustment as additional information becomes available and analyses are completed. The final allocation of amounts to assets acquired and liabilities assumed could differ materially from the preliminary amounts presented in these unaudited pro forma condensed combined financial statements. A decrease in the fair value of assets acquired or an increase in the fair value of liabilities assumed from the preliminary valuations presented in these unaudited pro forma condensed combined financial statements would likely result in a dollar-for-dollar corresponding increase in the amount of goodwill that will result from the acquisition. In addition, if the value of the acquired assets is higher than the preliminary indication, it may result in higher amortization and depreciation expense than is presented in these unaudited pro forma condensed combined financial statements.

Intangible assets consist of reacquired franchise rights of $819,000 and customer relationships of $253,000 and will be amortized over their estimated useful lives of three to four years and two years, respectively. These preliminary estimates of fair value and useful lives could be different from the final acquisition accounting, and the difference could have a material impact on the Company’s consolidated financial statements.

Note 3: Pro forma adjustments

(a)	Adjustment to cash and note payable in connection with the purchase consideration paid.

(b)	Adjustment to record property, plant and equipment at the preliminary fair market value which consisted of leasehold improvement of $48,418 to be depreciated over approximately five years.

(c)	Adjustment to record intangible assets and the related additional amortization expense. Intangible assets consist of reacquired franchise rights of $819,000 amortized over an estimated useful life of three to four years and customer relationships of $253,000 amortized over an estimated useful life of two years.

(d)	Adjustment to record goodwill as a result of the acquisition. Goodwill represents the excess of the consideration transferred over the preliminary fair value of the assets acquired and liabilities assumed as described in Note 2. The goodwill will not be amortized, but instead will be tested for impairment annually and whenever events and circumstances have occurred that may indicate a possible impairment exists. In the event management determines that the value of goodwill has become impaired, the Company will incur an accounting charge for the amount of the impairment during the period in which the determination is made.

(e)	Adjustment to record deferred revenue related to the wellness packages sold by the Meglin clinics as a result of the acquisition.

(f)	Adjustment to eliminate deferred franchise revenue related to the Meglin clinics.

(g)	Adjustment to eliminate deferred franchise costs and related amortization expense associated with the Meglin clinics.

(h)	Adjustment to record the impact of the adoption of Accounting Standards Codification 842 – Leases related to assumed leases, resulting in a preliminary estimated fair value of acquired right of use lease assets of $511,257 (including the impact of favorable leases assumed), assumed short-term lease liabilities of $86,815, and long-term lease liabilities of $338,244.

(i)	Adjustment to eliminate royalty fees (including advertising fee) paid to the Company by the Meglin clinics that are intercompany in nature on a combined basis.

(j)	Adjustment to eliminate franchise fees recognized by the Company that are intercompany in nature on a combined basis.

(k)	Adjustment to eliminate software fees paid to the Company by the Meglin clinics that are intercompany in nature on a combined basis.

(l)	No pro forma adjustment to income taxes was made to the condensed combined statements of operations, as any income tax benefit generated would be fully reserved for, resulting in a net zero impact to income taxes.